SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                Amendment No.

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                           Staten Island Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:

     N/A
________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

     N/A
________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A
________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

     N/A
________________________________________________________________________________
5)   Total fee paid:

     N/A
________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
                    N/A
________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:
                    N/A
________________________________________________________________________________
          3)   Filing Party:
                    N/A
________________________________________________________________________________
          4)   Date Filed:
                    N/A
________________________________________________________________________________

   PLEASE MARK VOTES
X  AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                           STATEN ISLAND BANCORP, INC.

                                     COMMON


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2001 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Staten Island Bancorp, Inc. ( the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 12, 2001 at the Annual Meeting of Stockholders to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York on Thursday, May 10, 2001 at 10:00 a.m., Eastern Time, and at any adjournment thereof.




                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


DIRECTORS   1.  ELECTION OF DIRECTORS (except as marked to the contrary below):
RECOMMEND
  "FOR"         Nominees for three-year term expiring in 2004:

                James R. Coyle, John R. Morris and Allan Weissglass

                                                        For All
                     For              Withhold          Except
                     [_]                [_]               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


DIRECTORS   2.  PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as
RECOMMEND       the Company's independent auditors for the year ending December
  "FOR"         31, 2001.


                          For           Against          Abstain
                          [_]             [_]              [_]

DIRECTORS   3.  STOCKHOLDER'S  PROPOSAL,  if  presented  at the Annual Meeting.
RECOMMEND
"AGAINST"


                          For           Against          Abstain
                          [_]             [_]              [_]

            4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

=> Detach above card mark, sign, date and return using the enclosed envelope. =>

                           STATEN ISLAND BANCORP, INC.

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO RATIFY THE AUDITORS, AGAINST THE STOCKHOLDER PROPOSAL AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

          PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           STATEN ISLAND BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001
                            10:00 a.m., Eastern Time

The undersigned hereby appoints the Board of Directors of Staten Island Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitue, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 12, 2001 at the Annual Meeting of Stockholders to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York on Thursday, May 10, 2001, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                     COMMON

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>

           STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 10, 2001

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-877-210-0269 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call; or

2.   Via the Internet at  www.proxyvoting.com/sibk  and follow the instructions;
     or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

1.   ELECTION OF DIRECTORS (except as marked to the contrary).

     Nominees for three-year term expiring in 2004:

    (01) James R. Coyle            (02) John R. Morris
    (03) Allan Weissglass

                                           For All
        For              Withhold          Except
        [_]                [_]               [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "FOR" the election of the nominees listed above.
--------------------------------------------------------------------------------





                                       _________________________________________
Please be sure to sign and date this   Date
     Proxy in the box below.
________________________________________________________________________________


________Stockholder sign above_________Co-holder (if any) sign above____________


                                                        Please Mark your
                                                        votes as indicated  [X]
                                                        in this example

2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2001.


              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
       The Board of Directors recommends that you vote "FOR" Proposal 2.
--------------------------------------------------------------------------------


3.   STOCKHOLDER'S PROPOSAL, if presented at the Annual Meeting.

              For           Against          Abstain
              [_]             [_]              [_]

--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote "AGAINST" Proposal 3.
--------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     COMMON

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

--------------------------------------------------------------------------------
        x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------

    => FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL =>

                           VOTE BY TELEPHONE/INTERNET
       [TELEPHONE]      QUICK o o o EASY o o o IMMEDIATE    [COMPUTER]

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Please have this card handy when you call. You will need this card in front of you to complete the voting process.

VOTE BY      Call toll-free 1-877-210-0269. You  will  be  asked  to enter the
PHONE:       Control Number (look below at right).

OPTION A:    To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed.

OPTION B:    If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             Item 1:  To  vote  FOR ALL  nominees, press 1; to WITHHOLD FOR
                      ALL nominees, press 9. To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.
             Item 2:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
             Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Your vote will be confirmed.

          VOTE BY INTERNET: The web address is www.proxyvoting.com/sibk

      You will be asked to enter the Control Number (look below at right).

    If you vote by telephone or Internet, DO NOT mail back your voting card.

           TELEPHONE/INTERNET VOTING DEADLINE: 12 midnight-May 9, 2001

                                                  FOR TELEPHONE/INTERNET VOTING:
                                                         CONTROL NUMBER